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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                         -------------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 12, 2002
                Date of report (date of earliest event reported):


                         STANDARD COMMERCIAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     North Carolina                  1-9875                    13-1337610

    ----------------        --------------------------     ------------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

                                2201 Miller Road
                          Wilson, North Carolina 27893
                    (Address of principal executive offices)


                                 (252) 291-5507
              (Registrant's telephone number, including area code)

                                       N/A
          (former name of former address, if changed since last report)

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ITEM 5. Other Events.
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     As previously reported, on February 26, 2001, the Company was served with a
Third Amended Complaint, naming it and other leaf merchants as defendants in Deloach, et al. v. Philip Morris Inc., et al., a suit originally filed against US cigarette manufacturers in the US District Court for the District of Columbia and now pending in the US District Court for the Middle District of North Carolina, Greensboro Division (Case No. 00-CV-1235) (the "Deloach Suit"). The Deloach suit requested class certification on behalf of US tobacco growers and quota holders and among other things alleged that defendants violated antitrust laws by bid-rigging at tobacco auctions and by conspiring to undermine the tobacco quota and price support program administered by the federal government. Plaintiffs are seeking injunctive relief, treble damages in an unspecified amount, pre- and post-judgment interest, attorney's fees and costs of litigation. On April 3, 2002, the Court granted the plaintiffs motion for class certification. The Company intends to vigorously defend the suit, including joining a petition to the US Court of Appeals for the Fourth Circuit for appeal of the class certification. Because the suit is still in its initial stages, the Company cannot estimate the amount or range of loss that could result if the suit is resolved in a manner unfavorable to the Company.

     Also as previously reported, our Spanish subsidiary has been notified that the Competition Directorate of the European Commission (EC), is conducting an administrative investigation of buying practices within the leaf tobacco industry in Spain. Because of the similarity of the Spanish tobacco marketplace to that in Italy, we have made a voluntary submission to the EC of information relating to certain buying practices in Italy. The Company has not been notified by the EC of any administrative review of the leaf tobacco industry in Italy and this submission is purely voluntary. Because we have not been notified of any investigation, we cannot determine at this time whether the information submitted will give rise to any liabilities. If, however, The EC determines that the industry, including our Spanish and now possibly our Italian subsidiaries, have violated applicable law, the EC could assess material penalties on all participating members of the industry.

     This Form 8-K contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events, including risks related to litigation and governmental investigations and regulation. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from expectations and projections. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 12, 2002                 Standard Commercial Corporation
                                     Registrant



                                     By: /s/ Henry C. Babb
                                     -------------------------------------------
                                     Henry C. Babb
                                     Vice President - Public Affairs, General
                                     Counsel and Secretary

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